REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of _______, 2008, by and between China Agri-Business, Inc., a Maryland corporation (the “Company”) and each of the several purchasers signatory hereto (each such purchaser, a “Purchaser” or “Holder” and, collectively, the “Purchasers”, or “Holders”).

This Agreement is made pursuant to the Private Placement Memorandum, dated as of September 8, 2008, between the Company and each Purchaser (the “PPM”).

The Company and each Purchaser hereby agrees as follows:

1.  Definitions. Capitalized terms used and not otherwise defined herein that are defined in the PPM shall have the meanings given such terms in the PPM. As used in this Agreement, the following terms shall have the following meanings:

“Commission” means the Securities and Exchange Commission or any successor agency thereto.

“Effectiveness Date” means, with respect to the Registration Statement required to be filed hereunder, the 90th calendar day following the Filing Date (or, in the event of a review by the Commission, the 120th calendar day following the Filing Date).

“Effectiveness Period” shall have the meaning set forth in Section 2.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means, with respect to the Registration Statement required hereunder, the 60th Trading Day following the closing date of the first private placement consummated by the Company following the date hereof.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Plan of Distribution” shall have the meaning set forth in Section 2.

“Prospectus” means the prospectus included in the Registration Statement, as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, as of the date in question, (i) the Conversion Shares, assuming on the date of determination the Notes are converted in full without regard to any conversion limitations therein, (ii) and the Series C Warrant Shares, assuming on the date of determination the Warrants are exercised in full without regard to any exercise limitations therein.

“Registration Statement” means the registration statement required to be filed hereunder.

“Rule 144” means Rule 144 as promulgated under the Securities Act.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 461” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Shareholder Questionnaire” shall have the meaning set forth in Section 3(a).

“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff, and (ii) the Securities Act and the rules and regulations promulgated thereunder.

“Trading Day” shall mean a day on which the New York Stock Exchange is open for trading.

2.  Shelf Registration.

(a) On or prior to the Filing Date, the Company shall prepare and file with the Commission a “Shelf” Registration Statement covering the resale of all or such portion of the Registrable Securities as permitted by SEC Guidance (provided that the Company shall use diligent efforts to advocate with the Commission for the registration of the Registrable Securities in accordance with the SEC Guidance, including without limitation, the Manual of Publicly Available Telephone Interpretations D.29) that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415; provided, however, that if 100% of the Registrable Securities hereunder shall equal or exceed 30% of the issued and outstanding Common Stock of the Company (less any shares of Common Stock held by “affiliates” of the Company as that term is defined and interpreted for purposes of Rule 144) on the Filing Date, the Registration Statement shall register a number of shares of Common Stock which is equal to 30% of the issued and outstanding shares of Common Stock of the Company (less any shares of Common Stock held by “affiliates” of the Company as that term is defined and interpreted for purposes of Rule 144) on the Filing Date minus 10,000 shares of Common Stock. In such event, the number of Registrable Securities to be registered for each Holder shall be reduced pro-rata among all Holders, and unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities will first be reduced by Registrable Securities represented by Conversion Shares (applied, in the case that some Conversion Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Conversion Shares held by such Holders), and second by Registrable Securities represented by Series C Warrant Shares (applied, in the case that some Series C Warrant Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Conversion Shares held by such Holders). The Registration Statement shall be on Form S-1 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-1, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain substantially the “Plan of Distribution” attached hereto as Annex A. Subject to the terms of this Agreement, the Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement effective under the Securities Act until the earlier of (i) two (2) years from the date hereof (subject to customary blackout periods) or (ii) the date as of which the Holders (other than any Holders who are “affiliates” of the Company as that term is defined and interpreted for purposes of Rule 144) may sell the Registrable Securities pursuant to Rule 144 (the “Effectiveness Period”). The Company shall notify the Holders via facsimile or by e-mail of the effectiveness of the Registration Statement no later than one Trading Day after the Company confirms effectiveness with the Commission. The Company shall file a final Prospectus with the Commission as required by Rule 424.

(b)  If: (i) the Registration Statement is not filed on or prior to its Filing Date, or (ii) the Company fails to file with the Commission a request for acceleration of the Registration Statement in accordance with Rule 461, within five (5) Trading Days of the date that the Company is notified in writing by the Commission that such Registration Statement will not be subject to further review or comment, or (iii) in the aggregate among all Holders on a pro-rata basis based on their purchase of the Units pursuant to the PPM, the Registration Statement registering for resale the Registrable Securities is not declared effective by the Commission by the Effectiveness Date, or (iv) after the effective date of the Registration Statement, due to (x) the existence of a development that, in the good faith discretion of the Company’s board of directors, makes it appropriate to suspend use of the Registration Statement, or (y) the existence of a development which prohibits the Company from complying with any applicable SEC requirements, such Registration Statement ceases to remain effective for more than an aggregate of 30 Trading Days during any 12-month period, or (v) after the effective date of the Registration Statement, such Registration Statement ceases for any reason to remain effective as to all Registrable Securities included in the Registration Statement, or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than an aggregate of 60 Trading Days during any 12-month period, or (vi) prior to the effective date of the Registration Statement, the Company fails to file a pre-effective amendment or otherwise respond to comments made by the Commission in respect of such Registration Statement within ten (10) Trading Days after the receipt of comments by or notice from the Commission that such amendment is required in order for such Registration Statement to be declared effective (any such failure or breach being referred to as an “Event”, and for purposes of clauses (i) and (iii) the date on which such Event occurs, and for purpose of clause (ii) the date on which such five Trading Day period is exceeded, and for purpose of clause (iv) the date on which such 30 Trading Day period is exceeded, and for purpose of clause (v) the date on which such 60 Trading Day period is exceeded, and for purpose of clause (vi) the date on which such 10 Trading Day period is exceeded, being referred to as “Event Date”), then, on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash (in arrears at the end of each month during which an Event occurs and is continuing), as full liquidated damages and not as a penalty, equal to 2% of the aggregate purchase price paid by such Holder pursuant to the PPM for any unregistered Registrable Securities then held by such Holder. The parties agree that (1) in no event shall the Company be liable for liquidated damages under this Agreement in excess of 2% of the aggregate purchase price of the Holders in any 30 day period, and (2) the maximum aggregate liquidated damages payable to a Holder under this Agreement shall be 24% of the aggregate purchase price paid by such Holder pursuant to the PPM.

(c)  Notwithstanding anything to the contrary herein, it shall not constitute a breach of this Agreement nor shall the Company be liable in any manner (including for any Losses (as defined below) or the liquidated damages contemplated by Section 2), if: (A) if its failure to comply with this Agreement results directly or indirectly from (i) the application of Rule 415, the SEC Guidance or any one or more of the foregoing, or (ii) any delays which are attributable to information relating to the Holders, including, without limitation, changes to the plan of distribution, the failure of the Holders to conduct their review of the Registration Statement, or the failure of the Holders to provide any information required by the Company or the Commission, or (B) the Registrable Securities may be sold under Rule 144.

3.  Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than three (3) Trading Days prior to the Filing Date and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall furnish to each Holder copies of all such documents proposed to be filed. As a condition to the inclusion of a Holder’s Registrable Securities in the Registration Statement, such Holder shall furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Shareholder Questionnaire”).

(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement effective as to the applicable Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424; (iii) respond to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and provide to the Holders upon request true and complete copies of all correspondence from and to the Commission relating to the Registration Statement (provided that the Company may excise any information contained therein which would constitute material non-public information as to any Holder which has not executed a confidentiality agreement with the Company); and (iv) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c) Notify the Holders (which notice shall, if appropriate, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) (i)(A) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; and (B) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction; (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) of the occurrence or existence of any corporate development with respect to the Company that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of the Registration Statement or Prospectus, provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public.

(d) Furnish to each Holder, upon request, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Holder, and all exhibits to the extent requested by such Holder (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that any such item which is available on the EDGAR system need not be furnished in physical form.

(e) Cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep the registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(f) Pay all fees and expenses incident to the performance of this Agreement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and auditors) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any exchange or trading market on which the Common Stock is then listed for trading, (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), and (iii) fees and disbursements of counsel for the Company. In no event shall the Company be responsible for any broker or similar commissions of any Holder or, except to the extent provided for in the PPM, any legal fees or other costs of the Holders.

4.  Obligations of the Holders. In connection with the Company’s registration obligations hereunder, each Holder shall:

(a) Furnish to the Company (i) a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the shares, and (ii) any information required by the Company or the Commission. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information, any liquidated damages shall be tolled until such information is delivered to the Company.

(b) Comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(c) Upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3, discontinue disposition of such Registrable Securities under the Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed.

5. Indemnification.

(a) Indemnification by the Company. The Company shall indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, each person who “controls” any such Holder (within the meaning of the Exchange Act) and the officers, directors, members, shareholders, partners, agents and employees (and any other persons with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable and documented attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (2) any material violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement (the matters in the foregoing clauses (1) and (2) being, collectively, “Company Violations”). Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 5(b): (i) shall not apply to Losses arising out of or based upon a Company Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Holder or underwriter for such Holder expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto, (ii) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Company; and (iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Holder if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis.

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (1) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act, (2) the failure of the Holders to provide any information required by the Company or the Commission in connection with this Agreement or the Registration Statement, or (3) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (the matters in the foregoing clauses (1) through (3) being, collectively, “Holder Violations”). Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 5(b): (i) shall apply only to Losses arising out of or based upon a Holder Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Holder or underwriter for such Holder expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto, (ii) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Holder; and (iii) with respect to any preliminary prospectus, shall not inure to the benefit of the Company if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis.

6. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement.

(b) No Piggyback on Registrations. Except for any registration rights previously granted by the Company, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities and the shares of common stock issuable upon exercise of the Placement Agent Warrants.

(c) Amendments and Waivers. This Agreement may be amended or modified, and provisions hereof may be waived, with the written consent of the Company and the holders of a majority of the then outstanding Registrable Securities; provided, that this Agreement may not be amended in a manner that would materially adversely affect any Purchaser without the consent of such Purchaser. Any such amendment, modification or waiver shall be binding on all parties, including those not signing such amendment, modification or waiver, and such consent may be given or withheld for any reason or for no reason.

(d) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the PPM.

(e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the persons as permitted under the PPM.

(f) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any person that have not been satisfied in full.

(g) Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(h) Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York for all purposes and in all respects, without regard to the conflicts of laws provisions thereof. Any suit for the enforcement of this Agreement may be brought in the state or federal courts located in New York, New York, and each party hereto consents to the exclusive jurisdiction of each such court and to service of process in any such suit being made upon the Company by mail at the address specified above. Each party hereto hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in any inconvenient court.

(i) Severability. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

(j) Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

[SIGNATURE PAGE(S) FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

COMPANY:

CHINA AGRI-BUSINESS, INC.

By:
Name:
Title

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF PURCHASERS]

Name of Holder: __________________________

Signature of Authorized Signatory of Holder: __________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

[SIGNATURE PAGES CONTINUE]

Annex A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the common stock and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on the OTC Bulletin Board or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with applicable FINRA rules; and in the case of a principal transaction a markup or markdown in compliance with applicable FINRA rules.

In connection with the sale of the common stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of the common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 may be sold under Rule 144 rather than under this prospectus. There is no underwriter or coordinating broker acting in connection with the proposed sales by the Selling Stockholders.

We have agreed to keep this prospectus effective until the earlier of (i) two (2) years from the date hereof, or (ii) the date as of which the Holders (other than any Holders who are “affiliates” of the Company as that term is defined and interpreted for purposes of Rule 144) may sell the Registrable Securities pursuant to Rule 144. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

Annex B

CHINA AGRI-BUSINESS, INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of China Agri-Business, Inc., a company organized under the laws of the State of Maryland (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1. Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2. Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

3. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes  No

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes  No

Note:	If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes  No

(d)
If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes  No

Note:	If “no” to Section 3(c), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4. Beneficial Ownership of Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the PPM.

(a)	Type and Amount of other securities beneficially owned by the Selling Securityholder:

5. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO: